Quarterly Holdings Report
for

Fidelity® SAI International SMA Completion Fund

July 31, 2020

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

ISM-QTLY-0920
1.9893101.101

Schedule of Investments July 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Australia - 2.5%
Magellan Financial Group Ltd.	160,285	$7,003,775
Canada - 7.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	400,369	13,914,052
Constellation Software, Inc.	4,772	5,644,566

TOTAL CANADA		19,558,618

Denmark - 3.9%
ORSTED A/S (a)	76,909	10,961,452
France - 10.0%
Amundi SA (a)	81,467	6,170,489
Capgemini SA	23,179	2,989,755
Edenred SA	95,647	4,746,677
SR Teleperformance SA	47,409	13,810,575

TOTAL FRANCE		27,717,496

Germany - 11.4%
Allianz SE	45,555	9,456,232
Hannover Reuck SE	64,383	10,875,449
Scout24 AG (a)	36,951	3,197,016
Vonovia SE	125,129	8,133,295

TOTAL GERMANY		31,661,992

India - 6.2%
HDFC Bank Ltd. sponsored ADR	155,117	7,251,720
Infosys Ltd. sponsored ADR	775,611	9,966,601

TOTAL INDIA		17,218,321

Indonesia - 2.8%
PT Bank Central Asia Tbk	2,292,548	4,910,575
PT Bank Rakyat Indonesia Tbk	13,381,780	2,906,727

TOTAL INDONESIA		7,817,302

Ireland - 7.3%
Kerry Group PLC Class A	66,271	8,743,160
Kingspan Group PLC (Ireland)	162,111	11,600,738

TOTAL IRELAND		20,343,898

Italy - 1.4%
Recordati SpA	74,943	3,993,747
Japan - 31.9%
Itochu Corp.	346,419	7,595,695
Keyence Corp.	39,291	16,413,471
Minebea Mitsumi, Inc.	715,759	11,737,988
Misumi Group, Inc.	149,149	3,514,030
Nabtesco Corp.	108,727	3,256,007
Nitori Holdings Co. Ltd.	55,905	12,236,728
Recruit Holdings Co. Ltd.	208,162	6,493,790
Tsuruha Holdings, Inc.	125,234	17,261,008
Welcia Holdings Co. Ltd.	109,366	10,021,730

TOTAL JAPAN		88,530,447

Luxembourg - 2.7%
B&M European Value Retail SA	1,255,372	7,608,395
Norway - 4.2%
Schibsted ASA (A Shares)	317,870	11,556,242
Spain - 2.5%
Cellnex Telecom SA (a)	103,907	6,513,982
Cellnex Telecom SA rights 8/7/20 (b)	102,852	430,099

TOTAL SPAIN		6,944,081

Sweden - 2.9%
Indutrade AB (b)	157,445	7,940,121
Switzerland - 0.8%
Sika AG	10,012	2,194,966
TOTAL COMMON STOCKS
(Cost $215,826,431)		271,050,853

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.14% (c)
(Cost $8,225,921)	8,224,122	8,226,589
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $224,052,352)		279,277,442
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(1,293,337)
NET ASSETS - 100%		$277,984,105

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,842,939 or 9.7% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,093
Total	$24,093

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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